Exhibit 99.1

AMENDMENT AND FORBEARANCE

This AMENDMENT AND FORBEARANCE (“Agreement”) to is entered into as of March 29, 2006 by and between LSQ Funding Group, L.C. and BRE LLC (collectively, “Lender”), and Tri-S Security Corporation (“TSS”), Paragon Systems, Inc. (“Paragon”), TheCornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc. (“Armor”), Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc. (collettively, “Borrower”).

WHEREAS, Lender and Borrower have, entered into that certain CREDIT AGREEMENT (the “Loan Agreement”) and that certain FACTORING AGREEMENT (the “Factoring Agreement”), both dated as of and closed on October 19, 2005, and the other documents entered into and contemplated therein, all as amended hereby; and

WHEREAS, Borrower is or may be in default under the terms of the Loan Documents, by reason of the following: a) the existence of a Reserve Shortfall at any time prior to January 1, 2007, b) Borrower’s failure to pay the interest otherwise payable in February 2006 with respect to the Redemption Obligation; and (c) filing of that certain complaint filed by Borrower in the United States District Court, Northern District of Georgia, Atlanta Division against the Former Shareholders, the legal proceeding contemplated thereby and any claim for damages that may be commenced after the date hereof by the Former Shareholders relating to the Redemption Obligation (the “Pending Claims”), (each of the above collectively, the “Existing Defaults”). Notwithstanding anything to the contrary contained herein, no new or other Event of Default shall be an Existing Default, including, but not limited to, a Reserve Shortfall that is in excess of (i) $3.0 million at any time after March 29, 2006, (ii) $2.75 million as of or at anytime after June 30, 2006, or (iii) $2.50 million as of or at anytime after September 30, 2006; and

WHEREAS, Borrower has requested that Lender forbear from exercising its rights and remedies against Borrower from the date hereof through the earlier of January 1, 2007, or the occurrence of an Event of Default other than an Existing Default (the “Forbearance Period”). Although Lender is under no obligation to do so, Lender is willing to forbear from exercising its rights and remedies against Borrower through the Forbearance Period on the terms and conditions set forth in this Agreement, so long as Borrower complies with the terms, covenants and conditions set forth in this Agreement in a timely manner.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement and Factoring Agreement. As used herein, and in the Loan Agreement, the term “Factoring Advances” shall have the same definition as the term “Balance Subject to Funds Usage Fee” as set forth in the Factoring Agreement, and use of either term herein or in any Loan Document shall have the same meaning.

2.             Agreements.

2.1          Forbearance. So long as no Event of Default, other than the Existing Defaults, occurs or exists, subject to the terms and conditions set forth herein, Lender agrees that during the Forbearance Period, Lender will not (x) exercise any default remedy available to Lender under any Loan Document or applicable law; (y) enforce collection from any Borrower or any Guarantor of any of the Obligations; or (z) foreclose on its security interest in any of the Collateral (as defined in all Loan Documents).

Except as expressly provided herein, this Agreement does not constitute a waiver or release by Lender of any Obligations or of any Event of Default other than the Existing Defaults, or of any Event of Default which may arise in the future after the date of this Agreement. If Borrower does not comply with the terms of this Agreement and the Loan Documents, as modified herein, Lender shall have no further obligations under this Agreement and shall be permitted to exercise at such time any rights and remedies against Borrower as it deems appropriate in its sole and absolute discretion. Borrower understands that Lender has made no commitment and is under no obligation whatsoever to grant any additional extensions of time at the end of the Forbearance Period.

2.2          Amendments.

(a)           Security Interest. Borrower hereby grants to Lender a security interest in all Collateral to secure all Obligations, including all obligations under the Loan Agreement, the Factoring Agreement, the Loan Documents and this Agreement.

(b)           Section 2.2(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Amortization.  Borrower shall pay equal quarterly principal reduction payments on Term Loan A, each in the amount of Two Hundred Seventy Five Thousand Fifty Eight and 00/100 Dollars ($275,058). The initial payment shall be due and payable on the first day of January, 2006 and each successive payment shall be due on the first day of April, July, October, and January, each year thereafter, except that no payment shall be due and payable during the Forbearance Period but instead all such payments otherwise due during such period shall be due and payable on January 1, 2007. Interest shall be due on the first day of each month commencing on November 1, 2005. On the Term Loan A Maturity Date, the remaining outstanding principal balance, and all remaining accrued and unpaid interest under Term Loan A, shall be due and payable in full. Borrower may prepay the Term Loan at any time, in whole or in part, without penalty or premium. Borrower shall give Lender at least three (3) Business Days’ prior written notice of any prepayment. All prepayments shall be applied toward scheduled principal reductions payments owing under this Section 2.2 in inverse order of maturity.”

(c)           Section 2.2(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Amortization.  Borrower shall pay one principal reduction payment on Term Loan B in the amount of Two Hundred Ninety-Five Thousand Eight Hundred Thirty-Six and 00/100 Dollars ($295,836.00) on January 1, 2007. Thereafter, Borrower shall pay equal quarterly payments of principal in the amount of Two Hundred Ninety-Five Thousand Eight Hundred Thirty-Six and 00/100 Dollars ($295,836.00). The initial quarterly payment shall be due and payable on April 1, 2007, and continuing on the first day of each July, October, January and April thereafter. Interest shall be due on the first day of each month commencing on November 1, 2005. On the Term Loan B Maturity Date, the remaining outstanding principal balance, and all remaining accrued and unpaid interest under Term Loan B shall be due and payable in full. Borrower may prepay the Term Loan at any time, in whole or in part, without penalty or premium. Borrower shall give Lender at least three (3) Business Days’ prior written notice of any prepayment. All prepayments shall be applied toward scheduled principal reductions payments owing under this Section 2.2 in inverse order of maturity

(d)           Interest Rates. Sections 2.4 (a) and (b) of the Loan Agreement are deleted in their entirely, and replaced with the following:

“2.4         Rates; Payment.

(a)          Rates.

(i)            Factoring Advances. With respect to the Factoring Advances, Borrower shall pay to Lender the charges and interest due under the Factoring Agreement. Notwithstanding anything to the contrary contained in the Loan Documents, Borrower shall pay interest to Lender as follows: a) during the Forbearance Period, at a Fund Usage Fee Rate equal to four percent (4%) per annum in excess of the Prime Rate, but not less than 6.0% per annum; b) after the Forbearance Period, and as long as there is no Event of Default, and all Existing Defaults have been cured, at a Fund Usage Fee Rate equal to one percent (1%) per annum in excess of the Prime Rate, but not less than 6.0% per annum.

(ii)           Term Loan. With respect to the entire principal outstanding under the Term Loan, interest shall accrue and be payable as follows: a) from October 19, 2005 through the date hereof, at the Default Rate, and b) during the Forbearance Period, and if there is no Event of Default, or uncured Existing Default, at all times thereafter, at the Base Rate plus the Term Loan Margin.

(b)           Default Rate. Upon the occurrence and during the continuance of an Event of Default (other than the Existing Defaults during the Forbearance Period), in addition to and not in substitution of any of Lender’s other rights and remedies with respect to such Event of Default, (i) with respect to the Factoring Advances, Borrower shall pay to Lender the post-default charges and interest due under the Factoring Agreement; and (ii) with respect to the Term Loans, the entire unpaid principal balance shall bear interest at a rate of eighteen percent (18%) per annum (“Default Rate”) until all Events of Default are cured. In addition, charges, interest, Expenses, Fees, and other amounts due hereunder not paid when due shall bear interest at the Default Rate.

(e)           Conditions Subsequent. A new Section 3.3(e) is added to the Loan Agreement, which reads are follows:

“(d)         Borrower hereby agrees (i) to assign, transfer and convey the AFS Interest to a newly-created, wholly-owned subsidiary of Tri-S (“Newco”) as soon as is commercially practical, but no later than January 1, 2007; (ii) in connection with the transfer of the AFS Interest to Newco, within 30 days of such transfer, to pledge to Lender one-hundred percent (100%) of the outstanding capital stock of Newco (the “Newco Stock”) to secure the Obligations pursuant to a pledge agreement in form and substance reasonably acceptable to Lender (which pledge agreement shall provide, among other things, that the pledge agreement shall terminate and Lender shall release such pledge immediately upon Newco granting to Lender a first-priority security interest in the AFS Interest in form and content acceptable to Lender); and (iii) in connection with the transfer of the AFS Interest to Newco, to grant to Lender a first-priority security interest in Newco’s assets to secure the Obligations pursuant to a security agreement in form and substance reasonably acceptable to Lender (which security agreement shall provide, among other things, that Newco may not encumber its assets nor incur any debt at any time that any portion of the Term Loan is outstanding). Notwithstanding anything to the contrary in any Loan Document, and so long as there is no Event of Default, Lender agrees that if the Term Loan has been paid in full, then Borrower may grant a first-priority security interest in the AFS Interest, the Newco Stock and/or the Paragon Stock to a lender who extends Replacement Financing to Borrower, and Lender agrees to subordinate its security interest (if any) in the AFS Interest, the Newco Stock and/or the Paragon Stock, provided such subordination is on terms reasonably acceptable to Lender.

(f)            Section 5.17 of the Loan Agreement is deleted in its entirety, and is replaced with the following:

“5.17. Redemption. No later than January 1, 2007, Borrower shall deliver to Lender a written report that demonstrates that Borrower has the ability to satisfy the Redemption Obligation as of the due date thereof (the

“Report”), which Report shall be in form and content reasonably acceptable to Lender. Lender shall review the Report, and in the event that Lender determines, in its reasonable judgment, that the Report is not acceptable, then Lender shall send Borrower a notice of rejection (“Notice of Rejection”). Upon delivery of a Notice of Rejection by Lender to Borrower, Borrower shall be deemed to be in default of this Section 5.17, and such notice shall constitute an Event of Default under Section 7.1(b) of the Agreement.”

(g)           Section 7.1(j) of the Loan Agreement is deleted in its entirety, and is replaced with the following:”

“(j)          A judgment creditor obtains possession of any of the Assets of Borrower or any Guarantor by any means, including levy, distraint, replevin, or self-help, or any order, judgment or decree is entered decreeing the dissolution of Borrower or any Guarantor, or any Guarantor dies, or any judgment, order or decree is entered by a court of competent jurisdiction which permits the Former Shareholders to foreclose on the Paragon Stock;”

(h)           Calculation of Eligible Purchased Accounts. Notwithstanding anything to the contrary in the Factoring Agreement, and as long as there is no uncured Event of Default, Lender hereby agrees that Accounts sold to Purchaser that would be Eligible Purchased Accounts except for the fact that they have not been verified within fifteen (15) days after the invoice date (“Verification Period”), shall nevertheless be treated as Eligible Purchased Accounts during the Verification Period, unless prior thereto Lender determines that the Account is not an Eligible Purchased Account for any other reason.

(i)            Waiver of Existing Defaults. Subject to the terms of this Agreement, the Existing Defaults are waived, provided, however Borrower shall comply with each of the following:

(i)            There shall be no Reserve Shortfall by January 1, 2007, and at all times thereafter;

(ii)           By January 1, 2007, the AFS Interest shall be transferred to a newly formed subsidiary of TSS (“Newco”), which shall have no creditors other than Lender at any time. Newco shall guaranty all Obligations, and shall grant Lender a security interest in all of its assets to secure the Obligations. 100% of the stock of Newco shall be pledged to Lender to secure the Obligations. Upon satisfaction of the terms of the subparagraph, and as long as there is no uncured Event of Default, Lender, upon Borrower’s request, shall release its security interest in the shares of stock of Paragon;

(iii)          By January 1, 2007, Borrower shall have used all reasonable efforts to obtain $2 million of new equity (or debt subordinated to Lender) on terms acceptable to Lender: and

(iv)          Borrower shall use all reasonable effort to obtain a resolution of the Pending Claims, and all other disputes with the Former Shareholders, on terms acceptable to Lender, by January 1, 2007.

(j)            Other Terms. The following terms shall apply:

(i)            Asset Sales and Use of Net Cash Proceeds. Lender hereby (i) consents to the sale by Borrower of (x) the real property owned by Borrower which is located in Fort Lauderdale, Florida, with such sale to occur at such time determined by, and on such terms acceptable to, Borrower in its sole discretion, provided that such property may not be sold for a gross purchase price of less than $700,000 (the “Vanguard Property Sale”), and (y) substantially all of the operating assets of IMI as contemplated by that certain agreement between IMI and Devcon Security Services Corporation dated as of March 2, 2006 (the “IMI Sale”); (ii) acknowledges and agrees that this Agreement constitutes Lender’s prior written consent to each of the Vanguard Property Sale and the IMI Sale as contemplated by Section 2.13(a) of the Agreement; and (iii) further acknowledges and agrees that the consummation of the Vanguard Property Sale or the IMI Sale, or both, shall not violate Section 6.7 of the Agreement or otherwise breach or violate, or in any manner cause an Event of Default or an Unmatured Event of Default under, any Loan Document. Upon consummation of each of the Vanguard Property Sale and the IMI Sale, Lender agrees to deliver to Borrower UCC termination statements with respect to the assets sold thereby. Notwithstanding anything to the contrary in any Loan Document, Borrower agrees to pay to Lender, and Lender agrees to apply one-hundred percent (100%) of the Net Cash Proceeds (i) from the Vanguard Property Sale, first to reduce the reduce the Reserve Shortfall, if any, and then to reduce the Balance Subject to Funds Usage Fee, and Lender agrees that such application will not reduce the Factoring Commitment in any manner; and (ii) from the IMI Sale to the remaining scheduled principal reduction payments on Term Loan A in order of their maturity.

(ii)           Notwithstanding anything to the contrary in the Loan Documents, during the Forbearance Period, neither the interest accrued under the Loan Documents nor the fees and other penalties incurred under the Loan Documents with respect to the Existing Defaults (including the accrual of fees pursuant to paragraph 10 hereof) shall reduce Borrower’s borrowing availability under the Factoring Agreement.

3.             Limitation of Forbearance.

3.1          This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2          This Agreement shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

4.             Representations and Warranties. To induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender as follows:

4.1          Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default other than the Existing Defaults has occurred and is continuing;

4.2          Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement;

4.3          The organizational documents of Borrower delivered to Lender on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4          The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary action on the part of Borrower;

4.5          The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Documents do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6          The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Documents do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7          This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.             Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of such documents, the terms of this Agreement shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6.             Release by Borrower.

6.1          FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Lender and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

6.2          In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, or any equivalent statute or rule that may be applicable, which provides as follows:

A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.” (Emphasis added.)

6.3          By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

6.4          This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Agreement, and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

6.5          Borrower hereby represents and warrants to Lender, and Lender is relying thereon, as follows:

(a)   Except as expressly stated in this Agreement, neither Lender nor any agent, employee or representative of Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement.

(b)   Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary.

(c)   The terms of this Agreement are contractual and not a mere recital.

(d)   This Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower.

(e)   Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Lender, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

7.             Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.             Effectiveness. This Agreement shall be deemed effective upon (a) the due execution and delivery to Lender of this Agreement by each party hereto, (b) Borrower’s payment of all legal fees and costs in connection with this Agreement which are outstanding, and (c) Lender’s receipt of the Acknowledgment of Forbearance and Reaffirmation of Guaranty substantially in the form attached hereto.

9.             Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida.

10.          Borrower agrees to pay to Lender, as fully earned, the following fees: a) in consideration of the Lender’s execution and delivery of this Agreement, One Hundred and Twenty-Five Thousand and No/00 Dollars ($125,000.00); b) in consideration of Lender’s advances to Borrower under the Factoring Agreement from and after October 19, 2006, and at any time thereafter that any advance is made at a time when there is a Reserve Shortfall, a fee in the amount of 1% of the amount of each such advance. The fees due hereunder shall accrue from and after March 30, 2006, and be payable on January 1, 2007.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

PARAGON SYSTEMS, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

THE CORNWALL GROUP, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

VANGUARD SECURITY, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

FORESTVILLE CORPORATION

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

ARMOR SECURITY, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

INTERNATIONAL MONITORING, INC.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

GUARDSOURCE CORP.

By:	/s/ Ronald G. Farrell

Name:	Ronald G. Farrell

Title:	Chief Executive Officer

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ Ronald G. Farrell

	Name:	Ronald G. Farrell

	Title:	Chief Executive Officer

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ Gary Nemer

	Name:	Gary Nemer

	Title:	Authorized Agent

BRE LLC

	By	/s/ Gary Nemer

	Name:	Gary Nemer

	Title:	Authorized Agent